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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 10, 1997 with respect to the consolidated financial statements of HealthCare Financial Partners, Inc. in Amendment No. 1 to the Registration Statement on Form S-1 and the related Prospectus of HealthCare Financial Partners, Inc. dated May 23,1997.

                                                        /s/ ERNST & YOUNG LLP

Washington, D.C.
May 22, 1997